UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2019

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 8.01.	Other Events.

On February 20, 2019, W. R. Grace & Co. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with 40 North Management LLC, 40 North GP III LLC, 40 North Latitude Master Fund Ltd. and 40 North Latitude Fund LP (collectively, the “40 North Parties”) pursuant to which, among other things, the Company agreed that the board of directors of the Company (the “Board”) will adopt a resolution to increase the size of the Board from nine to 11 directors and Kathleen G. Reiland and Henry R. Slack will be included on the slate of director nominees recommended by the Board in the Company’s proxy statement and on its proxy card relating to the Company’s annual meeting of shareholders in 2019 (the “2019 Annual Meeting”) with terms to expire at the Company’s annual meeting of shareholders in 2020 and 2022, respectively (such meetings, the “2020 Annual Meeting” and the “2022 Annual Meeting,” respectively).
Pursuant to the Letter Agreement, if 40 North Management LLC delivers written notice to the Company (an “Extension Notice”) then, upon Ms. Reiland’s resignation as a director (with a term expiring at the 2020 Annual Meeting), the Board will appoint her as a director with a term expiring at the annual meeting of shareholders in 2021 (the “2021 Annual Meeting”) and as a member of any committee of the Company of which she was a member as of immediately prior to her resignation.
Concurrently with the execution of the Letter Agreement, each of Ms. Reiland and Mr. Slack have executed and delivered to the Company an irrevocable resignation letter resigning as a director if the 40 North Parties own less than 6,679,297 shares of the Company’s common stock (adjusted in an appropriate manner for stock splits, stock dividends and similar events) or, with respect to Ms. Reiland, a court of competent jurisdiction determines that the 40 North Parties or Ms. Reiland have materially breached the Letter Agreement or the Confidentiality Agreement (as defined below).
Pursuant to the Letter Agreement, the 40 North Parties agreed to certain standstill restrictions pursuant to which the 40 North Parties will refrain from taking certain actions with respect to the Company and the common stock of the Company and agreed to cause the shares of common stock of the Company over which they have the right to vote to be voted (i) in favor of all nominees for director recommended by the Board, (ii) against any nominees for director not recommended by the Board and (iii) against any proposals to remove any director. The commitments set forth in the preceding sentence will remain in effect until the later of (i) 45 days before the deadline under the Company’s by-laws for submission of shareholder notices of director nominations or non-Rule 14a-8 proposals (whichever is earlier, if different) for the 2020 Annual Meeting (or 45 days before such deadline for the 2021 Annual Meeting if the 40 North Parties deliver an Extension Notice) (the 2020 Annual Meeting, or if the 40 North Parties deliver an extension Notice then the 2021 Annual Meeting, the “Relevant Annual Meeting”) or, if earlier, March 15th in the year of the Relevant Annual Meeting and (ii) the 15th day following the date that Ms. Reiland (or her replacement pursuant to the Letter Agreement) is no longer a director or, if earlier, one day after the 2021 Annual Meeting (the “Standstill Period”). Notwithstanding the foregoing, the Standstill Period will terminate on September 9, 2019 if Ms. Reiland is not elected to serve on the Board at the 2019 Annual Meeting, 40 North Management LLC proposes a replacement thereof subject to the terms and conditions of the Letter Agreement and the Board fails to appoint Ms. Reiland or 40 North Management LLC’s replacement candidate thereof to the Board within ten business days after such candidate has been identified.
Concurrently with the execution of the Letter Agreement, the Company and the 40 North Parties entered into a letter agreement (the “Confidentiality Agreement”), the form of which is included as Exhibit D to the Letter Agreement, pursuant to which the 40 North Parties agreed to keep confidential certain information pursuant to the terms and conditions set forth therein.
The foregoing descriptions of the Letter Agreement and the Confidentiality Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Letter Agreement (including the form of Confidentiality Agreement included as an exhibit to the Letter Agreement), which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
On February 20, 2019, the Company issued a press release announcing its entry into the Letter Agreement with the 40 North Parties. This press release is attached to the Letter Agreement as Exhibit C to the Letter Agreement and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Letter Agreement, dated as of February 20, 2019, by and among W. R. Grace & Co., 40 North Management LLC, 40 North GP III LLC, 40 North Latitude Master Fund Ltd. and 40 North Latitude Fund LP

Forward-looking statements

This Report and the exhibits hereto contain forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's pension obligations; its legal and environmental proceedings; environmental compliance costs; the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods, and force majeure events; changes in tax laws and regulations; international trade disputes, tariffs and sanctions; the potential effects of cyberattacks; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as of the dates those projections and statements are made. Grace undertakes no obligation to release publicly any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Senior Vice President, General Counsel and Secretary

Date: February 20, 2019